Improving Lives Through Transformative Precision Medicines JPM 2026 | 44th Annual Healthcare Conference January 2026 Exhibit 99.1

Certain statements in this presentation and the accompanying oral commentary are forward-looking statements. These statements relate to future events or the future financial performance of IDEAYA Biosciences, Inc. (the “Company”) and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, assumptions, estimates or projections that are subject to change, including expectations regarding the clinical activity profile, potential clinical benefit and potential advantages of the Company’s clinical programs; the translation of preliminary clinical trial results into future clinical trial results; the enrollment of clinical trials; the potentially addressable patient population for the Company’s programs; any expectations regarding the Company’s target discovery platform or new target validation efforts as creating opportunities for research and development initiatives; any projections of financial information, market opportunities, cash runway or profitability, including the estimated funding of operations into 2030; any statements about historical results that may suggest trends for the Company's business; any statements of the plans, strategies, and objectives of management for development programs or future operations; any statements about the timing of preclinical research, clinical development, regulatory filings, regulatory approvals, manufacturing or release of data; any statements of expectation or belief regarding future events, potential markets dynamics , technology developments, or receipt of cash milestones, option exercise fees or royalties; and any statements of assumptions underlying any of the items mentioned. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. Such risks and uncertainties include, among others, the uncertainties inherent in the drug development process, including the Company’s programs’ early stage of development, the process of designing and conducting preclinical and clinical trials, serious adverse events, undesirable side effects or unexpected characteristics of drug development, the regulatory approval processes, the timing of regulatory filings, the challenges associated with the manufacturing and/or commercialization; timing of product launches, potential pricing and reimbursement; potential revenue, expected breakthrough, best or -in-class or blockbuster status, regulatory landscape, economic conditions, competitive landscape, the Company’s ability to successfully establish, protect and defend its intellectual property, and other matters that could affect the sufficiency of existing cash to fund operations. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this presentation are made only as of the date hereof. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the Company's periodic filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2024 and any current or periodic reports filed with the SEC. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company's expectations. Other This presentation concerns anticipated products that are under clinical investigation and which have not yet been approved for marketing by the FDA or any other country regulatory authority. These anticipated products are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. The Company has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, the Company's own internal estimates and research have not been verified by any independent source. IDEAYA and the IDEAYA logo are trademarks of IDEAYA Biosciences, Inc. All other trademarks used herein are the property of their respective owners. Safe Harbor Statement

IDEAYA's Vision is to Build a Leading Precision Medicine Oncology Company

IDEAYA Research and Development Strategy



First-in-Class & Best-in-Class Programs
Predictive Biomarkers
Rational Combinations
1L Metastatic Disease
Neoadjuvant & Adjuvant Indications
AI & Computational Drug Discovery
IDEAYA
BIOSCIENCES

Clinical Pipeline Focus Areas

- **Darovasertib**

  Prolong survival, preserve the eye and vision in uveal melanoma

- **ADC+DDR Combos**

  Improve efficacy and durability of TOP1 ADCs

- **MTAP Pathway**

  Exploit synthetic lethality for ~15% of solid tumors

- **Next Gen Therapies**

  Target tumor heterogeneity to enhance durability

3

1L = line, AI = artificial intelligence, ADC = antibody drug conjugate, DDR = DNA damage repair, MTAP = methylthioadenosine phosphorylase

JPM 2026 | JANUARY 2026

IDEAYA's Proven Drug Discovery Engine in Precision Medicine Oncology

Integrated Platform to Deliver Renewable Pipeline of Potential First-in-Class Programs

6 ***internally discovered*** clinical stage molecules across six potential ***first-in-class targets***

Candidates delivered against ***difficult-to-drug target classes***, including helicases, polymerases, and glycohyrdolases

Extensive physics and AI-based drug design & lead discovery platform for accelerated IND delivery

Novel selectivity profiles achieved *vs. paralogs and protein families, including against kinases and lysine acetyltransferases*

Core IDEAYA Drug Discovery Capabilities

CRISPR-based target and biomarker discovery

Chemigenomic-enabled translational research

Protein sciences and structural biology

Computational drug discovery enabled by AI & proprietary high-resolution structural data sets across novel target classes

IND = investigational new drug application

4 JPM 2026 | JANUARY 2026

Deep Pipeline Enables Combinations and Targeting of Multiple Solid Tumor Indications

Program		Target	Indication(s)	Phase 1	Phase 2	Phase 3 / Potential Registrational	Collaboration partners
Darovasertib/ Uveal Melanoma (UM)		PKC	1L metastatic UM, HLA*A2(-) + crizotinib[1] combination	OptimUM-02			SERVIER (ex-U.S. rights)[2]
			Neoadjuvant primary UM	OptimUM-10			
			1L metastatic UM, HLA agnostic + crizotinib[1] combination	OptimUM-01			
			Adjuvant primary UM + crizotinib[1] combination	OptimUM-11		*Targeting Phase 3 initiation in H1 '26*	
ADC+DDR Combos	*IDE849 (SHR-4849)*	DLL3 TOP1 ADC	Monotherapy: SCLC, NEC, DLL3+ tumors				HENGRUI (Greater China rights)[3]
			SCLC, NEC, DLL3+ tumors + IDE161 combination				
	IDE034	B7H3/PTK7 Bispecific ADC	NSCLC, CRC, breast, ovarian, HNSCC				
	IDE161	PARG	+ TOP1 ADC combos				
	IDE705	Pol θ helicase	+ TOP1 ADC combos				
MTAP Pathway	*IDE397*	MAT2A	MTAP-deleted NSCLC and UC + Trodelvy combination				GILEAD[4]
	IDE892	PRMT5	MTAP-deleted NSCLC + IDE397 combination		*Pending IDE892 monotherapy escalation into cohort 2*		
Next Generation Therapies	*IDE574*	KAT6/7	Breast, NSCLC				
	IDE275	Werner helicase	MSI-high CRC, endometrial, ovarian				

(1) Pfizer's oral c-MET inhibitor; (2) Pursuant to an exclusive ex-U.S. licensing deal with Servier, IDEAYA retains all rights to darovasertib in the U.S. and is eligible to receive a total of $320M in regulatory and commercial milestones and double-digit royalties on all ex-U.S. net sales; (3) Pursuant to an exclusive licensing agreement with Jiangsu Hengrui, IDEAYA controls worldwide rights outside of Greater China; (4) Pursuant to a clinical supply collaboration agreement with Gilead, Trodelvy is provided free of charge and both IDEAYA and Gilead retain all commercial rights to their respective programs. HLA = human leukocyte antigen, SCLC = small cell lung cancer, NEC = neuroendocrine carcinoma, NSCLC = non small cell lung cancer, CRC = colorectal cancer, HNSCC = head and neck squamous cell carcinoma, UC = urothelial cancer

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IDEAYA BIOSCIENCES

Darovasertib

Uveal Melanoma (UM) is a Rare, Aggressive Form of Cancer with Poor Prognosis

Patients face severe consequences with limited treatment options at all stages of disease

Primary UM
(Localized disease in the eye)

> 3,000 diagnosed in the U.S. per year
> 10,000 globally per year[1]

Enucleation

20%
of patients

lose their eye to surgery,
often within weeks of diagnosis

Radiation
(plaque brachytherapy)

can cause permanent vision loss
and life-long disability

Metastatic UM
(Systemic disease)

~50% progress to metastatic disease

Poor prognosis

- Median OS: **10-12 months**
- Five-year survival rate: **15-20%**
- Frequency of liver metastasis: **~90%**

Limited Treatment Options

< 50% patients eligible for the only approved systemic therapy

Liver-directed therapy invasive and complex

Off-label use of checkpoint inhibitors has limited efficacy

(1) Estimated based on Helgadottir et. al., Appl of Clin Genet (2016) 9: 147–155; and Hou et. al., Adv in Ophth Practice and Research (2024) 4: 226-232
OS = overall survival

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IDEAYA BIOSCIENCES

Darovasertib Has a Unique Mechanism of Action Targeting the Primary Driver of Disease

Activating mutations in GNAQ/11 drive PKC overactivation in nearly all UM patients

- Oral, selective inhibitor of **PKC, the key oncogenic pathway** in >95% of UM patients
- Activating **mutations in GNAQ/11** proteins result in PKC overactivation and tumor cell growth
- Blocking PKC with **darovasertib exploits a common weakness** in all UM tumors
- In metastatic UM (mUM), **darovasertib is combined with crizotinib**, an oral inhibitor of the cMET pathway, which is believed to play a central role in metastatic spread
- This combination has the **potential to improve survival in mUM**, regardless of HLA*A2 status


Primary UM
Pathway activations by mutations in GNAQ/11
Metastatic UM
Pathway activations by liver HGF
HGF
HGF
HGF
cMET
GNAQ / 11*
Darovasertib
PKC
Crizotinib
Cancer cell growth and survival
* Activating mutations in GNAQ/11

A daily, all-oral targeted regimen has the potential to improve compliance, treatment outcomes and quality of life for UM patients

7

PKC = protein kinase C, HGF = hepatocyte growth factor

JPM 2026 | JANUARY 2026

IDEAYA BIOSCIENCES

Darovasertib Has Potential To Be the First Targeted Therapy for All Stages of UM

Robust clinical development plan across the uveal melanoma patient journey

Diagnosis → Primary local therapy → Metastasis → Progression →

Primary Uveal Melanoma		Metastatic Uveal Melanoma	
Neoadjuvant	Adjuvant	HLA*A2-negative	HLA*A2-positive
Save the eye, preserve vision	***Prevent relapse or delay progression***	***Prolong survival and quality of life***	
NO APPROVED THERAPIES			**LIMITED THERAPIES**
Darovasertib monotherapy (Phase 3)	**Darovasertib + crizotinib (Phase 3)**	**Darovasertib + crizotinib (Phase 2/3)**	**Darovasertib + crizotinib (Phase 2)**
Shrink tumor prior to: - Enucleation - Plaque brachytherapy	Manage tumor burden and potential relapse post-primary local therapy	PFS: supports U.S. AA filing OS: supports full approval	Includes HLA*A2+ for pot'l NCCN/Compendia listing
OptimUM-10	OptimUM-11	OptimUM-02	OptimUM-01
Target enrollment completion H1'27	*Trial initiation H1'26*	*Enrollment complete*	*Currently enrolling*

FDA ▶ Orphan Drug Designation in UM[1]; Fast Track Designation in MUM; Breakthrough Therapy Designation[2]

(1) Orphan Drugs benefit from certain tax credits and may be excluded from certain mandatory price negotiation provisions of the 2022 Inflation Reduction Act
(2) Breakthrough therapy designation for the neoadjuvant treatment of adult patients with primary uveal melanoma for whom enucleation has been recommended
PFS = progression free survival, OS = overall survival , AA = accelerated approval, NCCN = national comprehensive cancer network

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IDEAYA BIOSCIENCES

OptimUM-01 Darovasertib + Crizotinib Continue to Drive Robust Responses

2025 SMR CONGRESS

Single-arm trial demonstrated favorable ORR versus historical trials and meta-analysis in mUM


Best % Changes from Baseline Response
60%
40%
20%
0%
-20%
-40%
-60%
-80%
Well-tolerated, with a mean duration of exposure of 10.0 months
Best Overall Response
Progressive Disease
Stable Disease
Confirmed Partial Response
Clinical efficacy observed regardless of HLA*A2 status
*

	Line (N=41)
Objective Response Rate, n (%)	14 (34.1%)
Disease Control Rate, n (%)	37 (90.2%)
Duration of Response, Median Months	9.0

(1) Nathan P, et al, NEJM 2021; 385:1196-1206; Wang Y, et al, Front. Oncol., 14 October 2025; Volume 15. Single-digit % ORR reported in historical MUM trials and meta-analyses.
Cross trial comparisons are not being made and for informational purposes only
* By RECIST v1.1, patient had target lesion response but progression detected with new lesions and non-target lesions. ORR = objective response rate

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IDEAYA BIOSCIENCES

Median PFS and OS compared favorably to historical meta-analyses in front-line mUM (1) Khoja L, et al. K Clin Oncol. 2025;43 (suppl) Abstract 9539; (2) Rantala ES, et al. Melanoma Res. 2019;29:561-568 Cross trial comparisons are not being made and for informational purposes only First Reported Overall Survival with Darovasertib + Crizotinib Median PFS Median OS mOS of 21.1 months (95% CI: 12.5, 27.1, median follow-up 25 months) mPFS of 7.0 months (95% CI: 3.8, 7.7, median follow-up 25 months) Historical mPFS of 2.8 months1 Consistent with 7.1 months previously reported at ESMO 2023 Historical mOS of 10-12 months1-2 Survival Probability Time (months) + Censored Median OS (95% CI) 21.1 Months (12.5, 27.1) — Daro 300mg + Criz 200mg Naive Survival Probability Time (months) + Censored Median PFS (95% CI) 7.0 Months (3.8, 7.7) — Daro 300mg + Criz 200mg Naive

OptimUM-02 Pivotal Phase 2/3 Trial in HLA*A2-Negative mUM

Pursuing approval of the first systemic therapy for an underserved metastatic population

Trial Design

Multi-arm, Multi-stage, Open-label Phase 2/3 trial

(N=437) Full enrollment complete in Dec 2025*

2:1 Randomization

Patients receive darovasertib + crizotinib

300mg BID darovasertib

200mg BID crizotinib

Or

Patients receive investigator's choice of:

- *Pembrolizumab*
- *Ipilimumab + nivolumab*
- *Dacarbazine*

Clinical Endpoints

Primary:

- PFS per RECIST 1.1 (BICR) for potential U.S. accelerated approval filing
- OS for potential U.S. full approval filing

Secondary:

- PFS per RECIST 1.1 (investigator)
- ORR per RECIST 1.1
- DOR per RECIST 1.1
- QoL via EORTC QLQ-C30 questionnaire
- General health status via EQ-5D questionnaire
- Safety

Randomized PFS results to enable a potential U.S. accelerated approval filing

Source: clinicaltrials.gov (NCT05987332)

* Eligibility criteria included patients 18+ years with HLA*A2-negative mUM with histological/cytological confirmation. Randomized PFS analysis is based on the first 130 PFS events from the intent-to-treat population (ITT) enrolled in the Phase 2b/3 portion of the trial, which comprises approximately 313 patients randomized 2:1 to the treatment versus control arm.

BICR = blinded independent central review, DCR = disease control rate, QoL = quality of life, QLQ = quality of life questionnaire, EORTC = European Organization for Research and Treatment of Cancer, EQ-5D = EuroQol 5 dimension

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IDEAYA BIOSCIENCES

OptimUM-09 Primary Phase 2 Efficacy Results in Neoadjuvant UM

ESMO congress BERLIN 2025

Robust tumor shrinkage leading to eye preservation and visual improvements

Cohort 1 (Enucleation)

Tumor Shrinkage and Eye Preservation



Product of Apical Height and Largest Basal Diameter
Best % Changes from Baseline
0.5
0.4
0.3
0.2
0.1
0
-0.1
-0.2
-0.3
-0.4
-0.5
-0.6
-0.7
-0.8
-0.9

Cohort 2 (Plaque Brachytherapy)

Tumor Shrinkage and Visual Improvement



Product of Apical Height and Largest Basal Diameter
Best % Changes from Baseline
0.5
0.4
0.3
0.2
0.1
0
-0.1
-0.2
-0.3
-0.4
-0.5
-0.6
-0.7
-0.8
-0.9

50% of patients had **tumor reduced** by **≥20%**

57% of patients were able to **preserve their eye**

57% of patients **had visual gains during therapy,** with an average **14 letters***

60% of patients had **tumor reduced by ≥20%**

65% of patients had **reduced risk of predicted vision loss** after 3 years

+ Patient converted from enucleation to eye preserving therapy. # Patients ongoing on neoadjuvant treatment. Per protocol, efficacy evaluable population (N=56) for Cohort 1 and (N=38) for Cohort 2 was defined as all patients who received at least one dose of study drug and have at least one post-baseline tumor assessment. One patient was not evaluable and therefore not included in the efficacy evaluable population in Cohort 2. * Blended average based on patients in enucleation and plaque brachytherapy cohorts

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IDEAYA BIOSCIENCES

OptimUM-10 Pivotal Phase 3 Trial in Neoadjuvant UM

Evaluating the ability of darovasertib to preserve eyes and protect long-term vision

Trial Design

Multi-center, Open-label, Phase 3 Study

2:1 Randomization

Enucleation *(N=120)**

- **Neoadjuvant darovasertib** *300mg BID up to 6 months* → **Primary Local Therapy** *(if needed)*
- **Immediate Enucleation (standard of care)**

Plaque Brachytherapy *(N=330)**

- **Neoadjuvant darovasertib** *300mg BID up to 6 months* → **Radiation Therapy**
- **Radiation Alone (standard of care)**

Clinical Endpoints

Primary:

- Enucleation Cohort: Eye preservation rate >10% with 95% CI
- Plaque Brachytherapy Cohort: Proportion of patients with ≥ 15-letter BCVA loss

Secondary required for approval:

- Event-Free Survival (no detriment) pooled from both cohorts

Additional Secondaries:

- Overall Response Rate; Radiation dose reduction to key visual structures; Visual acuity outcomes; Quality of life measures; Safety and tolerability

Source: clinicaltrials.gov (NCT07015190)

*Planned sample size and treatment duration, CI = confidence interval, BCVA = best corrected visual acuity

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IDEAYA BIOSCIENCES

DLL3 ADC

Building a Franchise of TOP1 ADCs to Synergize with IDE161 (PARG inhibitor)

Lead ADC product candidate, IDE849, has TOP1 payload and high DLL3 affinity and selectivity


IDE849
DLL3
DLL3
DLL3
ASCL1

- Strong affinity, high selectivity
- Proprietary TOP1 payload with ~4,000 patients treated to date
- Optimized, DAR 8 format
- Internalization-dependent cleavable linker
- High plasma stability

Tumor-selective delivery of **TOP1 ADC in combination with systemic PARG inhibition** via IDE161 may synergize to **increase therapeutic window** and **enhance efficacy**


Tumor-restricted expression
IDE849 (DLL3)
IDE034 (B7H3/PTK7)
Bispecific, AND gate format
IDE161 (PARG)
Chemically-installed synthetic lethality


SCLC low DLL3
Mean Tumor Volume (mm3) ± S.E.M.
3000
2000
1000
0
vehicle
IDE161
IDE849
Combo
0 10 20 30 40 50
Days on treatment
ADC dose
B7H3low/PTK7high
Mean Tumor Volume (mm3) ± S.E.M.
2000
1500
1000
500
0
vehicle
IDE161
IDE034
Combo
0 20 40 60 80 100
Days on treatment

DLL3 = Delta-like ligand 3, ADC = antibody drug conjugate, TOP1 = topoisomerase I, DAR = drug-to-antibody ratio, ASCL1 = Achaete-Scute family BHLH transcription factor 1, PARG = poly(ADP-ribose) glycohydrolase

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IDEAYA BIOSCIENCES

IDE161 Has Potential to Improve Efficacy and Durability of TOP1 ADCs

Combination mechanism has shown broad potential across multiple solid tumor models

AACR American Association for Cancer Research FINDING CURES TOGETHER

PARG inhibition by IDE161 maximizes TOP1 ADC payload efficacy

- TOP1 ADCs cause DNA damage by trapping TOP1 in parylated DNA lesions that, if not repaired, result in genetic instability and cell death[1]
- TOP1 lesion repair requires PARG-dependent deparylation
- PARG inhibition in the presence of TOP1 inhibition results in the rapid accumulation of TOP1 lesions
- IDE161 (PARG) induced accumulation of TOP1 lesions amplifies the efficacy of TOP1 ADCs in preclinical models



TOP1 inhibitor-induced DNA lesion
TOP1
PARP1
PARG
PAR
TDP1
TOP1 inhibitor
TOP1cc
Deparylation by PARG
Proteasome
USP7
IDE161 (PARG)
Deparylation blocked (PAR chains accumulate)
TOP1cc repair
Cell proliferation
TOP1cc accumulation
Cell death

* Figure adapted from Sun et al, Nat Com, 2021

IDE161/topotecan demonstrate potent activity across majority of cancer cell models[2]



Log10(EC50) uM
0
-2
-4
N=433
PANCAN
IDE-161
TPT
TPT+161 Combo
Activity by indication (lineage distribution of cell viability EC50s):
Log10(EC50) µM
linA
linB
linC
linD
linE
linF
linG
linH
linI
linJ
linK
linL
linM
linN

(1) Sun et al, Nat Com, 2021; (2) Munoz et al, AACR 2025
TOP1cc = Topoisomerase I cleavage complex, TPT = topotecan

15 JPM 2026 | JANUARY 2026 IDEAYA BIOSCIENCES

DLL3 Expression is Upregulated in a Broad Range of Solid Tumor Types

~164,000 potential addressable patients in the U.S. alone

Estimated DLL3+ Frequency by NEC Subtype	
Pulmonary Large-Cell NEC	63%
Gastroentero-pancreatic NEC	44%
Merkel Cell Carcinoma	87%
Neuroendocrine Prostate	77%
Transformed 2L NSCLC	86%

Estimated DLL3-Positive U.S. Annual Incidence by Tumor Type


64%
~19K[1]
85%
~34K[1]
43%
~45K
34%
~13K
11%
~21K
72-78%
~19K
7%
~6K
16%
~7K
~164K
NEC
SCLC
Melanoma
NET
NSCLC
Glioma
RCC
Thyroid
TOTAL

IDEAYA is prioritizing trials in NEC and SCLC

(1) Based on 100% as no need to stratify NEC or SCLC population

Sources: SEER 2025, Rojo, F., at al. Lung Cancer. 2020;147:237–243. Lozada, JR, at al. Expression Patterns of DLL3 across NENs Cancer Res Commun. 2025 Feb;1;5(2):318-326. Schmitt, M.et al. DLL3 Expression in NEC and NETs. Endocr Pathol 36, 9 (2025), Tanaka, K., at al. Lung Cancer. 2018 Jan;115:116-120. Yao, J., at al. The Oncologist. 2022;27:940–951. Ali, G., at al. Front Oncol. 2021;11:729765. Song, H., at al. Exp Ther Med. 2018;16:53-60.

NET = neuroendocrine tumor, RCC = renal cell carcinoma

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IDEAYA BIOSCIENCES

Robust responses observed across multiple expansion doses tested in Phase 1 study DLL3 positivity was defined as H-score >0 Tumor responses were assessed in all enrolled patients who received study treatment and had baseline and at least one post-baseline efficacy assessment SoD = sum of diameters, 2L = second-line, ORR = objective response rate, DCR = disease control rate IDE849 (SHR-4849) Demonstrated Compelling Initial Efficacy in SCLC 2.4 mg/kg 3.0 mg/kg 3.5 mg/kg 4.2 mg/kg Total (≥2.4 mg/kg) 2L Setting (n=10) All (n=19) 2L Setting (n=8) All (n=18) 2L Setting (n=16) All (n=31) 2L Setting (n=1) All (n=3) 2L Setting (n=35) All (n=71) ORR, n (%) 8 (80.0%) 14 (73.7%) 6 (75.0%) 12 (66.7%) 12 (75.0%) 23 (74.2%) 1 (100.0%) 3 (100.0%) 27 (77.1%) 52 (73.2%) Confirmed ORR, n (%) 7 (70.0%) 11 (57.9%) 2 (25.0%) 4 (22.2%) 11 (68.8%) 16 (51.6%) 1 (100.0%) 3 (100.0%) 21 (60.0%) 34 (47.9%) Response pending confirmation, n (%) 0 1 (5.3%) 4 (50.0%) 8 (44.4%) 0 1 (3.2%) 0 0 4 (11.4%) 10 (14.1%) DCR, n (%) 10 (100.0%) 18 (94.7%) 8 (100.0%) 17 (94.4%) 15 (93.8%) 28 (90.3%) 1 (100.0%) 3 (100.0%) 34 (97.1%) 66 (93.0%) Progressive Disease *

Phase 1 PFS Data in SCLC Patients Treated with IDE849 (SHR-4849) NR = not reached Total (≥2.4 mg/kg) 2L Setting (n=42) All (n=86) Events, n (%) 8 (19.0%) 22 (25.6%) Median months NR 6.7 3-month rate (%) 93.3% 83.3% 6-month rate (%) 59.0% 55.3% Encouraging preliminary evidence of durability across all lines of treatment

Potential monotherapy and combination opportunities in multiple DLL3-overexpressing tumors SOC = Standard of Care IDE849 (SHR-4849) Clinical Development Overview Combination with IDE161 (PARG) (to be initiated once monotherapy expansion cohorts are underway) Monotherapy Dose Escalation and Expansion IDE849 IDE849 Pursue potential mono-therapy AA path in 2L+ SCLC and/or 2L+ NEC Evaluate clinical combinations, including with SOC, in 1L SCLC Evaluate DLL3+ basket trial as monotherapy Target to enhance durability with IDE849 + IDE161/PARG combo Target Clinical Development Plan Preliminary Strategy Dose Escalation Expansion Cohort: SCLC Expansion Cohort:  NEC IDE849 + IDE161: SCLC and NEC

B7H3/PTK7 ADC

IDE034 is a Potential First-in-Class Phase 1 B7H3/PTK7 TOP1 Bispecific ADC

Dual tumor-antigen binding to maximize tumor-specific PARG combination benefit in multiple solid tumors


αB7H3
αPTK7

Human IgG1
TOP1: BLD1102
DAR=8

- Enhanced binding and internalization in double-positive cells to potentially enhance efficacy and safety versus B7H3 and PTK7 mono TOP1 ADCs
- Internalization-dependent payload release

Indication	B7H3/PTK7 % Double Positive[1]
Lung	≥ 30%
Colorectal[2]	≥ 40%
Breast	≥ 40%
Ovarian	≥ 35%
HNSCC	≥ 30%

- Substantial B7H3/PTK7 patient population across tumor types
- Targets tumor-initiating cells to potentially inhibit resistance
- Minimal dual antigen expression in normal tissues
- Important IDE161 combination opportunity

IDE034 has demonstrated robust anti-tumor activity across priority indications


Vehicle PO, QD
IDE034 IV, Q3W
% Change from baseline ± SEM
1000
500
0
-50
-100
Breast- TNBC
Off Tx
0
20
40
60
80
100
Days on Treatment
PTK7
B7H3


Vehicle PO, QD
IDE034 IV, QW
% Change from baseline ± SEM
2000
1000
0
-50
-100
NSCLC
0
20
40
60
Days on Treatment
PTK7
B7H3


Vehicle PO, QD
IDE034 3 mg/kg IV, QW
% Change from baseline ± SEM
1000
500
0
-50
-100
Colorectal
Off Tx
0
20
40
60
80
100
Days on Treatment
PTK7
B7H3


Vehicle PO, QD
IDE034 IV, Q3W
% Change from baseline ± SEM
500
250
0
-50
-100
Ovarian
0
10
20
30
40
50
60
Days on Treatment
PTK7
B7H3

(1) IDEAYA analysis of Human Protein Atlas; (2) Human Protein Atlas annotates colorectal cancer as bowel cancer
TNBC = triple negative breast cancer

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IDEAYA BIOSCIENCES

MTAP

IDE397 is the Backbone of 3 Combination Strategies for MTAP-Deleted Solid Tumors

MAT2A is central to support protein methylation and DNA repair in MTAP$^{-/-}$ tumors

Combination strategies designed to amplify metabolic liabilities and genomic instability conferred by loss of MTAP:

1) MAT2A + TOP1 ADC

IDE397 *(MAT2A)*	**Trodelvy** *(TOP1 ADC)*

2) MAT2A + PRMT5

IDE397 *(MAT2A)*	***IDE892*** *(PRMT5)*

3) MAT2A + co-alterations of MTAP

IDE397 *(MAT2A)*	***CDKN2A*** *(IND 2026)*


Chromosome 9
MTAP CDKN2A
Prog 3
CDKN2A is commonly co-deleted with MTAP
purines
MTAP
MTAP deletion leads to MTA accumulation and nucleotide depletion
MET
Met salvage
MTA
THF
MAT2A
purines pyrimidines
Folate cycle
MS
Methionine cycle
SAM
PRMT5
5-THF
Nucleotide synthesis
HCY
Protein methylation
TOP1 inhibition promotes DNA damage
TOP1
PRMT5 inhibition via MTA results in defective mRNA splicing
R-Loop
DNA Polymerase
Perturbed Splicing
RNA Pol II

21

MTAP = methylthioadenosine phosphorylase, MAT2A = methionine adenosyltransferase 2a, MTA = methylthioadenosine, PRMT5 = protein arginine methyltransferase 5, SAM = S-adenosylmethionine, MET=methionine, HCY=homocysteine, THF= tetrahydrofolate, 5-THF= 5-methytetrahdrofolate; MS= methionine synthase

JPM 2026 | JANUARY 2026

There Are No FDA-Approved Therapies for MTAP-Deleted Solid Tumors IDEAYA’s clinical strategy is focused on lung, urothelial and pancreatic cancers Estimated U.S. Annual Incidence in Priority Tumor Types (1) Estimated addressable patient population based on SEER 2024 incidence and MTAP-deletion frequency from TCGA PanCancer Atlas MTAP-Deletion Frequency by Tumor Type1 Urothelial Cancer 26% Squamous NSCLC 19% Adeno NSCLC 11% Pancreatic 21% Head and Neck 14% Gastric 10% Squamous Esophageal Cancers 28%

IDE397 and Trodelvy® Combination in MTAP-Deleted Urothelial Cancer Patients

Dose level 2 selected as go forward combination dose in this indication



Best Response by RECIST (% change from baseline)
40%
20%
0%
-20%
-40%
-60%
-80%
Partial Response
DL1 = IDE397 15 mg QD + Trodelvy® 10 mg/kg
DL2 = IDE397 30 mg QD + Trodelvy® 7.5 mg/kg
*
^
^
+
+
+
^
cPR+
^
cPR+
cPR+
#cPR+
cPR+
#cPR+
cPR+

ORR by RECIST 1.1, n (%)		DCR, n (%)	
DL1 (9)	3 (33)	DL1 (9)	9 (100)
DL2 (7)	4 (57)	DL2 (7)	5 (71)

IDEAYA Data as of 29Aug2025 (based on preliminary analysis of unlocked database). Evaluable Patients: Treated with at least one dose of the combination and with ≥ 1 post-baseline scans. One patient not included as MTAP WT status by central IHC testing. 1 PR confirmed 27 days instead of 28 days or later after initial scan showing response.

Patient confirmed response after the data cut-off; * Patient missed ~50% of dosing prior to 1st scan, + Patient still on treatment as of cutoff date; ^ Patient developed new lesions

QD = daily, cPR = confirmed partial response, DL1 = dose level 1, DL2 = dose level 2

23

JPM 2026 | JANUARY 2026

IDEAYA BIOSCIENCES

PRMT5

Phase 1 PRMT5 Inhibitor, IDE892, Exhibits Robust Selectivity and Combination Potential with Phase 2 MAT2A Inhibitor IDE397 in MTAP$^{-/-}$ Preclinical Models

Only active in MTAP$^{-/-}$ cells (HCT116 isogenic pair)


HCT116 WT
Mean Tumor Volume (mm³) ± S.E.M.
1750
1500
1250
1000
750
500
250
0
0
7
14
Days on treatment
IDE892
vehicle


HCT116 MTAP-/-
Mean Tumor Volume (mm³) ± S.E.M.
1750
1500
1250
1000
750
500
250
0
0
10
20
30
40
50
60
Days on treatment
vehicle
IDE892

IDE397 combination delivers CRs and reverses relapse


NCI-H838 MTAP-/-
Mean Tumor Volume (mm³) ± S.E.M.
1500
1250
1000
750
500
250
0
0
10
20
30
40
50
60
70
80
Days on treatment
vehicle
IDE397 added
IDE397
IDE892
(+IDE397 d45)
combination

Strong monotherapy and combination benefit observed in MTAP$^{-/-}$ PDX models


NSCLC
% Change from baseline ± SEM
2000
1500
1000
500
0
-50
-100
0
10
20
30
40
50
60
Days on Treatment
vehicle
IDE892


Urothelial
% Change from baseline ± SEM
2000
1500
1000
500
0
-50
-100
0
10
20
30
40
50
60
Days on Treatment
vehicle
IDE892
IDE397
combination


NSCLC
% Change from baseline ± SEM
2000
1500
1000
500
0
-50
-100
0
10
20
30
40
50
60
Days on Treatment
vehicle
IDE397
IDE892
combination

MTAP$^{-/-}$ = MTAP deleted, WT= wild type, CR = complete response

24

JPM 2026 | JANUARY 2026

Next Generation, Potential First-In-Class Therapies in Phase 1 for Solid Tumors

Next Gen

IDE275: Werner Helicase (WRN) Inhibitor Targeting MSI-H Cancers

Unique IDE275-bound helicase conformation can overcome intrinsic and acquired resistance to other clinical WRN inhibitors



Endometrium
MSI ~28.3%
Large intestine
MSI ~ 12.4%
Stomach
MSI ~ 21.9%
Ovary
MSI ~10%

- MSI-H tumors caused by MMR deficiencies
- 3-4% of all cancers
- 30-50% derive no benefit from checkpoint therapies



IDE275
WRN co-crystal
C727-independent

MSI-H Gastric Cancer (Chemo-refractory PDX)



Mean Tumor Volume (mm³) ± S.E.M.
Vehicle QD PO
HRO761 60 mg/kg QD, PO
RG6457 30mg/kg QD, PO
WRNi_2 30mg/kg QD, PO
Days on treatment

MSI-H CRC (SW48)



Mean Tumor Volume (mm³) ± S.E.M.
Vehicle QD PO
RG6457 30mg/kg QD, PO
WRNi_2 100mg/kg QD, PO
Days on treatment

IDE574: dual KAT6/7 Inhibitor Targeting Breast and Lung Cancers

Histone acetyltransferases (HATs) KAT6 and KAT7 collaboratively promote tumorigenic gene expression programs



HAT
HDAC
Me
K9
K23
K14
TF
Enhancer
Promoter
* HistoneDB 2.0

Lineage-survival oncogene TF networks

Tumor initiating cell maintenance

Evolution of drug-tolerant persister cells

HR+ mBC (PDX ST941, ESR1 Y537S)



Mean Tumor Volume (mm³) ± S.E.M.
Vehicle
KAT6i (1X AUC, u)
IDE574 (0.14X AUC, u)
Off treatment
Days on treatment

NSCLC (PDX LU5209, AT2, KEAP1/STK11 mut)



Mean Tumor Volume (mm³) ± S.E.M.
Vehicle QD
KAT6i (1X AUC, u)
IDE574 (0.14X AUC, u)
Days on treatment

WRNi_2 = in vivo tool analog of IDE275, RG6457 = Bayer/Roche compound, HRO761 = Novartis compound, MSI-H = microsatellite instability-high, MMR = mismatch repair, HDAC = histone deacetylase, TF = transcription factor, HR+ mBC = hormone receptor positive metastatic breast cancer, KAT6i = clinical KAT6 selective inhibitor with preclinical exposure @RP2D

25 JPM 2026 | JANUARY 2026 IDEAYA BIOSCIENCES

IDEAYA Biosciences: Building a Leading Precision Medicine Oncology Company

Advancing a pipeline of 9 clinical stage programs across multiple solid tumor indications

Target 2026 Pipeline Milestones

		Q1 2026	Q2 2026	H2 2026
Darovasertib/ Uveal Melanoma (UM)		**1L Metastatic UM, Phase 2/3** Topline randomized PFS results to enable potential US AA filing[2]	**Metastatic UM** Complete HLA*A2 positive enrollment for RWE/NCCN **Adjuvant UM** Initiate Phase 3 trial	
ADC+DDR Combos	*IDE849 (DLL3)*			**Initiate registrational trial** 2L+ setting (YE '26)
ADC+DDR Combos	*IDE034 (B7H3/PTK7)*	**Phase 1 FPI (monotherapy)** Solid tumors		
ADC+DDR Combos	*IDE161 (PARG)*		**Phase 1 FPI (+849 combo)** SCLC, NEC, DLL3+	
MTAP Pathway	*IDE397 (MAT2A)*		**Phase 2 readout (+Trodelvy)** UC patients (2026)	
MTAP Pathway	*IDE892 (PRMT5)*	**Phase 1 FPI (dose escalation)** Solid tumors	**Phase 1 FPI (+IDE397 combo)** NSCLC	
Next Gen Therapies	*IDE574 (KAT 6/7)*	**Phase 1 FPI (dose escalation)** Solid tumors		

Highlights

Darovasertib commercial readiness activities ongoing

~$1.1B in cash and equivalents with runway into 2030[1]

Strong partnerships

SERVIER

HENGRUI

GILEAD

NASDAQ: IDYA

(1) Includes aggregate of approximately $1,114 million of cash, cash equivalents and marketable securities as of Sept 30, 2025, as detailed on IDEAYA's Form 10-Q filed with the U.S. SEC; runway based on current operating plan; (2) 1L Metastatic UM Phase 2/3 trial in HLA*A2-negative setting (OptimUM-02)

FPI = -patient-in, RWE = real world evidence

26

JPM 2026 | JANUARY 2026

IDEAYA BIOSCIENCES

Improving Lives Through Transformative Precision Medicines JPM 2026 | 44th Annual Healthcare Conference January 2026